As filed with the Securities and Exchange Commission on December 15, 2004.

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 15, 2004 (December 15, 2004)

MEDAREX, INC.

(Exact name of registrant as specified in its charter)

New Jersey	0-19312	22-2822175
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

707 State Road, Princeton, N.J. 08540-1437

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (609) 430-2880

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐                                    Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

MEDAREX, INC.

TABLE OF CONTENTS

FOR

CURRENT REPORT ON FORM 8-K

Item 8.01	Other Events

Item 9.01	Financial Statements and Exhibits.

Signature

Item 8.01.                                         Other Events.

On December 15, 2004, Medarex, Inc. issued a press release to announce the redemption on January 14, 2005 of (i) all of its outstanding 4.25% Convertible Senior Notes due August 15, 2010 and issued on July 23, 2003, and (ii) all of its outstanding 4.25% Convertible Senior Notes due August 15, 2010 and issued on January 30, 2004 (collectively, the “Notes”). The aggregate principal amount outstanding of the Notes is $146,986,000. The Notes are being called as a provisional redemption under the terms of the respective indentures. The CUSIP numbers for the July 2003 Notes are 583916AB7 and 583916AE1. The CUSIP numbers for the January 2004 Notes are 583916AD3 and 583916AC5.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1

The information included in this Current Report on Form 8-K shall not be deemed “filed” for purposes of, nor shall it be deemed incorporated by reference in, any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

Item 9.01                                            Financial Statements and Exhibits.

(c)                                  Exhibits.  The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit
Number

99.1	Press Release issued December 15, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDAREX, INC.
Registrant

Date: December 15, 2004	By:	/s/ Christian S. Schade
Christian S. Schade
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued December 15, 2004